Exhibit 99.2

Exhibit 99.2

Private and Confidential | 2 Private and Confidential | 2 2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 FORWARD - LOOKING STATEMENTS This document may contain certain “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Any statements contained herein that are not statements of historical fact, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management are forward - looking . iMedia Brands, Inc . and its subsidiaries (the “Company”) often uses words such as anticipates, believes, estimates, potential, priority, strategy, expects, intends, seeks, predicts, hopes, should, plans, will or the negative of these terms and similar expressions to identify forward - looking statements, although not all forward - looking statements contain these words . These statements are based on management's current expectations and accordingly are subject to uncertainty and changes in circumstances . Actual results may vary materially from the expectations contained herein due to various important factors, including (but not limited to) : variability in consumer preferences, shopping behaviors, spending and debt levels ; the general economic and credit environment, including COVID - 19 ; interest rates ; seasonal variations in consumer purchasing activities ; the ability to achieve the most effective product category mixes to maximize sales and margin objectives ; competitive pressures on sales and sales promotions ; pricing and gross sales margins ; the level of cable and satellite distribution for the Company's programming and the associated fees or estimated cost savings from contract renegotiations ; the Company's ability to establish and maintain acceptable commercial terms with third - party vendors and other third parties with whom the Company has contractual relationships, and to successfully manage key vendor and shipping relationships and develop key partnerships and proprietary and exclusive brands ; the ability to manage operating expenses successfully and the Company's working capital levels ; the ability to remain compliant with the Company's credit facilities covenants ; customer acceptance of the Company's branding strategy and its repositioning as a video commerce Company ; the ability to respond to changes in consumer shopping patterns and preferences, and changes in technology and consumer viewing patterns ; changes to the Company's management and information systems infrastructure ; challenges to the Company's data and information security ; changes in governmental or regulatory requirements ; including without limitation, regulations of the Federal Communications Commission and Federal Trade Commission, and adverse outcomes from regulatory proceedings ; litigation or governmental proceedings affecting the Company's operations ; significant events (including disasters, weather events or events attracting significant television coverage) that either cause an interruption of television coverage or that divert viewership from its programming ; disruptions in the Company's distribution of its network broadcast to customers ; the Company's ability to protect its intellectual property rights ; our ability to obtain and retain key executives and employees ; the Company's ability to attract new customers and retain existing customers ; changes in shipping costs ; expenses related to the actions of activist or hostile shareholders ; the Company's ability to offer new or innovative products and customer acceptance of the same ; changes in customer viewing habits of television programming ; and the risks described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including (but not limited to) its most recent Annual Report on Form 10 - K . Investors are cautioned not to place undue reliance on forward - looking statements, which speak only as of the date of this announcement . The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward - looking statements whether as a result of new information, future events or otherwise .

Private and Confidential | 3 Private and Confidential | 3 3 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 NON - GAAP FINANCIAL MEASURES Some of the financial information and data contained in this presentation, including Adjusted EBIDTA, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP”) . We believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . We do not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP . The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and revenue that are required by GAAP to be recorded in our financial statements . In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non - GAAP financial measures . In order to compensate for these limitations, management presents historical non - GAAP financial measures in connection with GAAP results . A reconciliation of the non - GAAP financial measures to the corresponding GAAP financial measures, along with important information regarding our disclosure of the non - GAAP financials, is provided in the Appendix of this presentation . This presentation contains our trademarks, service marks, trade names and copyrights and those of other companies, which are the property of their respective owners .

Private and Confidential | 4 Private and Confidential | 4 4 We Monetize Engagement We Aggregate Audiences We Create Entertainment Video Content Physical Products Digital Services Motivated Enthusiasts Digital UX & UI Information We Build Entertainment Brands Our strategy capitalizes on the convergence of Entertainment, Advertising & Ecommerce. Our culture is entrepreneurial but grounded in financial discipline. We will always evolve to maximize our shareholder returns. Digital Advertising eCommerce tCommerce SaaS iMedia Overview

Private and Confidential | 5 Private and Confidential | 5 5 Entertainment Consumer Brands Media Commerce Services ShopHQ 123tv ShopHQ Health Christopher & Banks JW Hulme In the Kitchen with Shaq iMedia Digital Services i3PL Services VIP Loyalty Services $501M $457M $550M $700M $1,500M ($18M) $24M $41M $55M ($100M) $100M $300M $500M $700M $900M $1,100M $1,300M $1,500M ($20M) $0M $20M $40M $60M $80M $100M $120M $140M $160M $180M 2019 2020 2021 2022P 2023P 2024P 2025P Revenue Adj. EBITDA Adj. EBITDA (1) See Appendix for a reconciliation of non - GAAP financial measures Guidance Midpoint 1 Long Term Target iMedia Overview Mid Point Target Our Revenue Growth Is Accelerating

Private and Confidential | 6 Private and Confidential | 6 6 2019 2020 2021 2022 1990 Founded as ValueVision Media Operated as TV Retailer Creates $360m NOL Rebrands as iMedia Brands & sets new Interactive Media Strategy July 2019 Launch Acquisition Acquisition Launch Launch Acquisition Oct 2019 Nov 2019 Nov 2019 Nov 2019 Sep 2020 Mar 2021 Acquisition Jul 2021 Acquisition Nov 2021 Tim Peterman joins as CEO Feb 2021 Acquisition Launch Nov 2020 iMedia Overview “A Tale of Two Companies” Our circle is now assembled & our strategy is working

Private and Confidential | 7 Private and Confidential | 7 7 $596B $518B $419B $171B $155B $153B $144B $77B $44B eCommerce Online Travel Booking Online Hotel Booking Video Streaming TV Advertising Programmatic Advertising Internet Services Telehealth OTT Services tCommerce $4.9T Total Addressable Market – EXPE, BKNG, NWSA, TDOC, ROKU use 2020 figures; AMZN, NFLX, TBLA, SHOP use 2021 figures; QRTE.A use 2022 figures Sources: See Appendix; Market Cap as of 1/28/2022 In 2019 our TAM was $44 billion. Today it is $7 Trillion. $ 2.6B MARKET CAP $ 20 B MARKET CAP $ 11 B MARKET CAP $ 13B MARKET CAP $ 110 B MARKET CAP $ 1.3 B MARKET CAP $ 171B MARKET CAP $ 26B MARKET CAP $ 99B MARKET CAP $ 1.5T MARKET CAP iMedia Overview Executing With A Competitive Advantage Travel auctions

Private and Confidential | 8 Private and Confidential | 8 8 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 Source: CapIQ as of 1/31/2022 (1) Consensus estimates as CapIQ Market Cap & share data since 3/10/2019 (2) See Appendix for reconciliation of non - GAAP financial measures iMedia Overview Market Capitalization : We began in 2019 with a $ 35 million market cap . Today, our market cap is roughly $ 150 million, which equates to an approximate three - year CAGR of 85% . Share Price : We began in 2019 with a $ 3 . 30 share price . Today, our share price is roughly $ 7 , which equates to an approximate three - year CAGR of 24% '22E Revenue Multiple 1 '22E Revenue Consensus 1 '20 - '22 Revenue CAGR 1 '22E EBITDA Multiple 1 '22E EBITDA Consensus 1 '20 - '22 EBITDA CAGR 1 ROKU 5.2x $3,783 45.8% 36.9x $533 275.1% TBLA 1.0x $1,630 17.1% 7.9x $201 82.8% EXPE 2.9x $11,630 49.6% 13.8x $2,456 NM SHOP 17.0x $6,106 44.4% 124.1x $835 88.6% QRTE.A 0.8x $13,668 NM 5.5x $1,949 NM Average 5.4x 39.2% 37.6x 148.9% IMBI 0.3x $694 23.6% 4.1x $52 268.0% Source: CapIQ as of 1/4/2022 Moving To A New Neighborhood 2 2 2

Private and Confidential | 9 9 iMBI Overview Company iMedia Brands, Inc. Global Headquarters Eden Prairie, MN Employees ~1,100 Exchange / Ticker NASDAQ / IMBI NASDAQ / IMBIL Market Capitalization Net Debt $150 million $156 million 2021 Revenue 2021 Adj EBITDA (1) $550 million $41 million Analyst Coverage B. Riley Craig - Hallum D.A. Davidson Lake Street Entertainment Christopher & Banks JW Hulme In the Kitchen with Shaq OurGalleria theCloseout Consumer Brands iMedia Digital Services i3PL Services VP – Payment Services VIP - Loyalty Services 123travelauctions.com ShopHQ 123tv ShopHQHealth ShopBulldogTV ShopHQJewelry LaVenta Media Commerce Services Company Overview Beginning Q4 2021 iMBI will report three operating segments (instead of two) (1) See Appendix for a reconciliation of non - GAAP financial measures

Company Overview 10

Private and Confidential | 11 11 Tim Peterman CEO iMedia Brands Tim Peterman rejoined the Company as CEO in May 2019 . Tim originally joined the Company as its CFO in 2015 and was promoted to COO and CFO in 2017 , which was the first year in ten years that the Company produced positive net income . Tim is an Interactive Media executive with over 25 years of diversified operational, M&A and financial management experience for both public and private industry leaders in media, eCommerce and technology . He has held senior executive roles in a variety of companies including Interactive Corp . , Scripps Interactive, Tribune Entertainment, Sinclair Broadcasting and The J . Peterman Company . Tim began his career at KPMG in 1989 and is a CPA . Tim holds a BS in accounting from the University of Kentucky . MyLinh Hong SVP, Operations iMedia Brands MyLinh Hong was appointed as our SVP, Human Resources & Administration in June 2020 . Since 2017 , MyLinh was our Vice President, Operations and was promoted to SVP, Operations June 2019 . Prior to joining our Company, she served in multiple finance, strategy, and operational leadership roles with Target, Chevron, Nestle and General Mills from 1997 to 2017 . MyLinh holds an MBA in Finance and Strategy and a BSB from the University of Minnesota . Cassie Anliker SVP, Merchandising iMedia Brands Cassie Anliker was appointed SVP, Merchandising in March 2020 . Cassie joined the company in 2012 and has held various roles of increasing responsibilities spanning numerous categories within the Merchandising organization . Cassie holds a BA from The University of St . Thomas . Jean Sabatier EVP, Chief Commerce Officer iMedia Brands Jean - Guillaume Sabatier rejoined the Company as EVP, Chief Commerce Officer in May 2019 . His role is focused on operating fundamentals in pricing, merchandising, programming and planning . Most recently from March 2017 until rejoining the Company, Jean served as a planning and programming consultant in both Germany and Italy to HSE 24 , an omni - channel retailer . From 2008 to 2017 , he served as the Company's SVP, Sales & Product Planning, and from 2007 to 2008 he served as Director, Sales and Product Planning for QVC, Inc . Jean holds a BS and MBA from West Chester University in Pennsylvania . Monty Wageman SVP, CFO iMedia Brands Monty Wageman was appointed SVP, Chief Financial Officer in June 2021 . Monty joined iMedia in 2000 and has held various roles of increasing responsibility in accounting, treasury and tax . Prior to his role as SVP, CFO, Monty served as the Company’s Vice President, Corporate Controller . He also held the roles of Senior Director of Accounting, Tax and Treasury from July 2019 through June 2020 and Accounting Director from September 2007 through July 2019 . Monty began his career in audit at Arthur Anderson and is CPA . Monty holds a BA in Accounting from the University of St . Thomas . Our Corporate team is entrepreneurial and disciplined iMedia Overview

Private and Confidential | 12 12 Landel Hobbs Director, Chairman of the Board Landel Hobbs has served as the Company’s Chairman of the Board since August 2016 . Mr . Hobbs has served on our company’s Board of Directors since June 2014 . Mr . Hobbs served as the COO and CFO of Time Warner Cable (“TWC”) . Prior to his time at TWC, Mr . Hobbs served in various leadership positions with Turner Broadcasting System, Inc . , and Banc One Illinois Corporation . Mr . Hobbs brings to the Board significant cable and broadest television expertise which is invaluable to the Company and management when assessing and structuring both cable and satellite distribution . Darryl Porter Director Darryl Porter has served on the Company’s Board of Director’s since August of 2020 . Mr . Porter is a proven media executive with over 30 years of diversified business and creative experience in television, film and music . Mr . Porter is the CEO of Iconic Spectrum, a licensing company that specializes in monetizing African American icons like Miles Davis and George Duke across all forms of media . Prior to Iconic Spectrum, Mr . Porter served as CEO of Underworld Entertainment, a Disney - affiliated, feature film production company . Mr . Porter holds a Juris Doctor from the University of Illinois College of Law . Mr . Porter brings to the board significant media and entertainment experience, along with unique legal expertise . Lisa Letizio Director Lisa Letizio has served on the Company’s Board of Director’s since July 2015 . Ms . Letizio currently serves as the strategic advisor for Living HR, Inc . , a culture first consulting and search group . She served as the Chief Human Resources officer at HSN, Inc . and oversaw the HR teams for all of HSNi, Cornerstone, a multichannel retailer of lifestyle brands including Frontgate, Garnet Hill, and Ballard Designs . Ms . Letizio provides the Board with valuable expertise she has obtained over her more than 20 - year career in the consumer goods and home shopping industries . Her deep experience provides the Board with strategic and operational leadership & critical insight into HR and executive compensation issues . Jill Krueger Director Jill Krueger has served on the Company’s Board of Directors since September 2019 . Since 1995 , Ms . Krueger has been CEO of Symbria, Inc . , a leading national developer and provider of innovative, outcome - driven programs that enhance the lives of the geriatric population . Prior to joining Symbria, she was a partner at KPMG LLP, an international accounting firm . Ms . Krueger is a Certified Public Accountant and a Certified Management Accountant, and she is experienced in corporate governance, having served as a director of two publicly - traded boards, six privately held for - profit or limited liability company boards, and three nonprofit boards . Ms . Krueger brings to the Board significant financial, accounting and operational experience . Our Directors are entrepreneurial and disciplined iMedia Overview

Private and Confidential | 13 13 Aaron Reitkopf Director Aaron Reitkopf has served on the Company’s Board of Director’s since July of 2019 . Mr . Reitkopf has served as the Global Chairman of MullenLowe Profero, a global, experience - led transformation agency that is part of the MullenLowe Group, an integrated marketing communications network consisting of specialized agencies in communications, media, CRM, public relations and experience - led transformation . Mr . Reitkopf served as Chief Executive Officer and President of KBS+, a marketing communications company . Mr . Reitkopf brings to the Board deep contemporary integrated marketing communications expertise across all channels with deep expertise in multiple business - to - business and business - to - consumer industries . . Eyal Lalo Director, Vice Chairman Eyal Lalo has served as the Company’s Vice Chairman since May 2019 . Mr . Lalo has been owner, Chief Executive officer and member of the board of directors of Invicta Watch Company of America, Inc . (“IWCA”), a designer and manufacturer of Invicta branded watches and watch accessories, since December 1996 . Mr . Lalo brings to the Board experience in consumer product design, sales, development and manufacturing, as well as operational expertise . Through Mr . Lalo’s service on the Board, his experience may now be applied to all product categories within our portfolio . Michael Friedman Director Michael Friedman has served on the Company’s Board of Directors since May 2019 . Mr . Friedman has been an owner and officer of Sterling Time, LLC, which is the exclusive distributor of Invicta Watch Company of America, Inc . watches and watch accessories for television home shopping and our long - time vendor, since 2005 . Sterling Time, LLC has served as a vendor to the Company for over 20 years . Mr . Friedman brings to the Board both financial and operational expertise . Tim Peterman Director, CEO Tim Peterman rejoined the Company as CEO in May 2019 . Tim originally joined the Company as its CFO in 2015 and was promoted to COO and CFO in 2017 , which was the first year in ten years that the Company produced positive net income . Tim is an Interactive Media executive with over 25 years of diversified operational, M&A and financial management experience for both public and private industry leaders in media, eCommerce and technology . He has held senior executive roles in a variety of companies including Interactive Corp . , Scripps Interactive, Tribune Entertainment, Sinclair Broadcasting and The J . Peterman Company . Tim began his career at KPMG in 1989 and is a CPA . Tim holds a BS in accounting from the University of Kentucky . Company Overview Our Directors are entrepreneurial and disciplined

Private and Confidential | 14 14 Q4 2021 Financial Performance Highlights ($1.6) $10.7 $6.1 $8.8 $24.0 $8.1 $8.3 $10.1 $14.6 $41.1 Q1 Q2 Q3 Q4 FY 2020 2021 $96 $125 $110 $131 $462 $113 $113 $131 $190 $547 Q1 Q2 Q3 Q4 FY 2020 2021 Net Revenue ($ in millions) Adjusted EBITDA ($ in millions) YoY Growth Rate 18.2% -8.9% 18.5% 54.6% 21.3% YoY Growth Rate NM -22.3% 65.5% 73.1% 74.1% (1) See Appendix for a reconciliation of non - GAAP financial measures 1

Private and Confidential | 15 15 Q4 2021 Financial Performance Highlights Data as of quarter ended October 31, 2021 Shares Outstanding 21,560,514 Warrants 1 1,334,188 (1) Weighted Average Exercise Price = $6.93 Options 2 164,000 (2) Weighted Average Exercise Price = $9.62 RSUs/RSAs 3 1,465,000 Fully Diluted Shares Outstanding 24,523,702 (1) Excludes 33,386 warrants expired November 10, 2021 and 48,930 warrants expired January 23, 2022 Projected Data as of January 29, 2022 Terms of Debt Cash & Restricted Cash 12,881$ Debt: Debt Details Siena Revolver 60,206 - LIBOR +4.5%, $80M total capacity, subject to leverage constraints GreenLake Financing Term Loan 28,500 - 10% annual interest rate, maturity date of July 31, 2024 Senior Unsecured Notes 80,000 - Quarterly payments, 8.5% annual rate, maturity date of September 30, 2026 Total Debt 168,706$ Net Debt 155,825$ Net Leverage 3.01x Calculated in accordance with Siena Loan and Security Agreement iMedia Capitalization iMedia Net Debt ($ 000's)

Private and Confidential | 16 16 Jean Sabatier EVP, Chief Commerce Officer ShopHQ Jean - Guillaume Sabatier rejoined the Company as EVP, Chief Commerce Officer in May 2019 . His role is focused on operating fundamentals in pricing, merchandising, programming and planning . Most recently from March 2017 until rejoining the Company, Jean served as a planning and programming consultant in both Germany and Italy to HSE 24 , an omni - channel retailer . From 2008 to 2017 , he served as the Company's SVP, Sales & Product Planning, and from 2007 to 2008 he served as Director, Sales and Product Planning for QVC, Inc . Jean holds a BS and MBA from West Chester University in Pennsylvania . Jessica Gregory SVP, Marketing ShopHQ Jessica Gregory was appointed SVP, Marketing in January 2022 . Prior to her role as SVP, Marketing, Jessica served as the Company’s Vice President, Marketing and Finance . Her current role is focused on supporting the Merchandising and Planning functions with revenue, margin, promotion and inventory planning and discipline, Marketing along with overseeing the Content Distribution and Credit Operations . Prior to joining our Company, Jessica held leadership roles within S&P Global Market Intelligence . Jessica holds a BA in Economics from The University of St . Thomas . Amy Olson VP, Creative ShopHQ Amy Olson was appointed VP of Creative in January 2021 . Amy joined the Company in 2011 and has held various leaderships roles in talent, TV broadcasting and creative services . Prior to joining our Company, Amy worked on hundreds of campaigns/commercials as talent and also in casting, producing, directing & writing in both Minneapolis and Los Angeles – including campaigns for Target, Verizon, Best Buy and Walmart . Amy holds a BA in Broadcast Journalism from St . Cloud State University . Cassie Anliker SVP, Merchandising ShopHQ Cassie Anliker was appointed SVP, Merchandising in March 2020 . Cassie joined the company in 2012 and has held various roles of increasing responsibilities spanning numerous categories within the Merchandising organization . Cassie holds a BA from The University of St . Thomas . Tom Zielecki SVP, Divisional CFO ShopHQ Tom Zielecki joined the Company in January of 2022 . Prior to joining the Company, Tom served as the business unit CFO for LTD Commodities, a direct - to consumer eCommerce retailer, driving sales and profit growth . Tom has held various senior finance positions at Sears Holdings (and Kmart Corporation), including business unit CFO and Assistant Treasurer . He began his career at Deloitte as an accountant/auditor and moved to PriceWaterHouseCoopers and focused on buy and sell side M&A transactions . Tom is a CPA and holds a BA from Walsh College . Our ShopHQ team is entrepreneurial and disciplined Maximize Entertainment Opportunities:

Private and Confidential | 17 17 44.2% 18.7% 14.5% 22.6% Merchandise Sales by Category Jewelry & Watches Beauty & Health Fashion Home 38.2% 19.7% 17.8% 24.3% 39.2% 33.9% 11.0% 15.9% Select ShopHQ Hosts 30 - Year History Creating Interactive Video • ShopHQ leverages its talented team of hosts to provide authenticity and drive recurring viewership through live TV retail marketing . • Hosts create captivating facts and stories around the unique selling features, providing tailored and expert views on various products and product categories . • Balanced mix of proprietary, exclusive and national brands across all categories . • State - of - the - art broadcast studios and fulfillment center . • 84 m+ U . S . TV households, plus OTA & OTT carriage . Our growth plan is centered on the execution of our “wearables” merchandising strategy Maximize Entertainment Opportunities: Melissa Miner Daniel Green Lynne Schacher Kendy Kloepfer Natasha Chughtai Jen Vick Fatima Cocci Heather Hall Nikki Stanzione Brian Johnson Allie Krings

Private and Confidential | 18 18 Maximize Entertainment Opportunities: Until 2019 , ShopHQ’s priority was to poach brands from other television retailers and develop as many different brands and vendors as possible because brands left often . Examples : Beekman 1802 , Skinn Cosmetics, Anuschka Handbags, Patricia Nash Beginning in 2019 , ShopHQ’s vendor strategy prioritized becoming more important to its biggest brands – and to develop new brands and products with these brands . 1. Jewelry : Stephano Oro, MaxMark 2. Watches : Invicta , 3. Beauty &Health : Consult, Isomers, Clearview 4. Fashion : One Word, Sterling Apparel 5. Home : MacKenzie - Childs, Waterford Crystal What is different? Building More With Current Vendors Rather Than Seek Outside Gamechange rs

Maximize Entertainment Opportunities: SHOP HQ

Our strategy is to continue to target our core customer demographic

YOY %vLY Active Customers	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2021 Q1	2021 Q2	2021 Q3	2021 Q4
Total	-15.4%	-11.3%	-7.8%	-1.9%	8.2%	9.4%	19.6%	31.5%

ShopHQ Customer Demographics

Female

- Our customers are predominantly women ages 45 to 70+ who are engaged by our compelling stories, product value and quality and great customer experience.

Male

- ShopHQ has established a core male demographic, ages 45 to 70+. This previously untapped demographic adds diversification to the platform's growth potential.

Boomer Demographic Drives 34% growth in U.S. population 65+ years old.

June 25, 2020 - U.S. Census Bureau released data from its 10-year population study, 2010 to 2019:

- 65-and-older population has grown by 34% since 2010, driven Baby Boomers born between 1946 and 1964.
- 18-and-under population was smaller in 2019 than it was in 2010, due to lower fertility in the United States.

Boomers are second largest demographic with 72 million people, slightly below the Millennial age group at 73 million.

TOTAL DISCRETIONARY SPENDING BY AGE TIER



Total Estimated Discretionary Spending (Billions)
$800
$600
$400
$200
3
5
7
9
11
13
15
Number of Households (Millions)
18-24
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64
65-69
70-74
75+

Baby Boomers remain the nation's biggest spenders overall. However, when comparing discretionary spending in 2017 to 2012 shows that Age Tier 55-59 beat out Age Tier 50-54 as the group with the highest spending. Meanwhile, the 75+ Age Tier had the largest percent growth in total spending – almost 25% – adding about $80 billion in spending to the economy.

19

Private and Confidential | 20 Private and Confidential | 20 20 Our core customer demographic continues to watch primarily linear television Maximize Entertainment Opportunities: Our core demographic of age 65 + continues to watch more traditional tv year - over - year, up + 0 . 3% , with the industry holding onto this demographic more successfully than any other age group .

Private and Confidential | 21 Private and Confidential | 21 21 “Cord Cutting” is a natural evolution as customers migrate to the latest technology platforms like ISPs, On - Demand and OTT distributors First, TV Stations Dominated Video Distribution Then, MSO/Cable/Satellite Dominated Video Distribution Now, ISPs, On - Demand and OTT Dominate Distribution Our strategy is to increase quality & quantity of video distribution in both linear TV & CTV Maximize Entertainment Opportunities:

Private and Confidential | 22 22 PROVIDER CHANNEL SUBS CRIBERS Altice 6, 19, 48 2,104,163 Verizon Communications 6 and 506 1,458,091 Charter Communications 14,22,23,91,93 , 1230 1,071,787 Comcast 22, 25 , 791,1048 540,526 DIRECTV 62 and 894 505,205 DISH Network Corp. 48 301,812 RCN Corp. 16 35,169 Frontier Communications 48 10,580 Service Electric 52 23,185 *Charter Communications 4, 22, 91 , 1230 266,360 *Verizon Communications 21 22,401 *Mid - Hudson Cablevision 20 and 620 10,638 New York City Channel Line Up Update We are seeing a 15 % to 25 % revenue lift in these RNN markets as a result of this new HD carriage . Our strategy is to increase quality & quantity of video distribution in both linear TV & CTV Maximize Entertainment Opportunities:

Private and Confidential | 23 Private and Confidential | 23 23 ▪ Traditional “Host & Guest Selling” programming ▪ Linear video consumption driven by consumer habit Today’s TV Retailing Model Tomorrow’s TV Retailing Model “Many to Many” “One to Many” Cable & Broadcasting Online & Mobile ▪ “Influencer using personal brand” programming ▪ Internet video consumption driven by status Interactive Video Selling Web + OTT + Phone Ordering Product Sales “Buy this product for 40% off MSRP for the next 65 minutes” Time - Based Offer Our priority is to grow social commerce opportunities Maximize Entertainment Opportunities:

Private and Confidential | 24 24 Our priority is to grow ShopHQ’s newly launched secondary channels in linear TV & CTV Maximize Entertainment Opportunities: Description The only multi - platform marketplace designed specifically for men and women shopping for their man . Delivering a curated assortment of gear tailored to men, built on a bold and irreverent attitude, to create a space where men and women can find items that men actually want Highlights ▪ Launched in November 2019 ▪ Niche content distribution strategy (MVPDs, Broadcasters, OTT, Social and Regional Sports Networks) Leveraging ShopHQ Infrastructure ▪ TV Production ▪ Merchandising, Planning, Vendors and Hosts ▪ Customer Service & Fulfillment ▪ Logistics, IT & Web Operations, Finance ▪ Relationships with MVPDs, Broadcasters and Internet - Based Video Distributors

Private and Confidential | 25 25 Our priority is to grow ShopHQ’s newly launched secondary channels in linear TV & CTV Maximize Entertainment Opportunities: Description With the world adjusting to the new normal caused by the pandemic, ShopHQ has an opportunity to step into a bigger leadership role as a health focused network . The network will encourage and motivate its audience to stay calm, connected and to live a well balanced and nourished life Highlights ▪ Launched September 1 , 2020 in 15 million homes ▪ Broad content distribution strategy (MVPDs, Broadcasters, OTT and Social) ▪ COVID has provided an exponentially bigger catalyst for the telemedicine market as a contactless medical service is becoming a new normal, with the market expected to grow from its current size of $ 45 billion to $ 175 billion by 2026 Leveraging ShopHQ Infrastructure ▪ TV Production ▪ Merchandising, Planning, Vendors and Hosts ▪ Customer Service and Fulfillment ▪ Logistics, IT and Web Operations, Finance ▪ Relationships with MVPDs, Broadcasters and Internet - Based Video Distributors

Private and Confidential | 26 26 Our priority is to grow ShopHQ’s newly launched secondary channels in linear TV & CTV Maximize Entertainment Opportunities: Description English and Spanish speaking s hopping and lifestyle television network for the Latin Community, offering a balanced mix of merchandise and services, featuring both established proprietary and exclusive brands, and national brands Highlights ▪ Launching in Spring 2022 ▪ Niche content distribution strategy (MVPDs, Broadcasters, OTT and Social) Leveraging ShopHQ Infrastructure ▪ TV Production ▪ Merchandising, Planning, Vendors and Hosts ▪ Customer Service and Fulfillment ▪ Logistics, IT and Web Operations, Finance ▪ Relationships with MVPDs, Broadcasters and Internet - Based Video Distributors

Private and Confidential | 27 27 Description English and Spanish speaking s hopping and lifestyle television network for the Latin Community, offering a balanced mix of merchandise and services, featuring both established proprietary and exclusive brands, and national brands Highlights ▪ Launching in Spring 2022 ▪ Niche content distribution strategy (MVPDs, Broadcasters, OTT and Social) Leveraging ShopHQ Infrastructure ▪ TV Production ▪ Merchandising, Planning, Vendors and Hosts ▪ Customer Service and Fulfillment ▪ Logistics, IT and Web Operations, Finance ▪ Relationships with MVPDs, Broadcasters and Internet - Based Video Distributors Our priority is to grow ShopHQ’s newly launched secondary channels in linear TV & CTV Maximize Entertainment Opportunities:

Private and Confidential | 28 28 Maximize Entertainment Opportunities: 123 tv is a leading interactive media company disrupting Germany’s television retailing marketplace with its expertise in proprietary live and automated auctions that emotionally engages consumers with 123 tv’s balanced merchandising mix of compelling products shipped directly to their homes . 123 tv reaches consumers via its television network available in 40 + million German and Austrian television households 24 hours a day, 365 days a year and via its online, mobile and over - the - top (“OTT”) digital platforms . 123 tv’s growth plan is to focus on the continued disruption of television retailing in Western Europe and to help iMedia explore how and when 123 tv’s expertise in proprietary live and automated auctions can disrupt digital shopping marketplaces in the United States . 123 tv’s growth strategy that includes disrupting digital shopping marketplaces in the United States will generate significant first party data that we believe can further differentiate iMDS . tv, iMedia’s video advertising platform and central driver of iMedia’s overall digital strategy . 123tv’s Growth Strategy Centers on Leveraging ShopHQ’s Existing Vendor Partnerships, Improving Its On - Air & Online Gamification of Inspirational Entertainment And Increasing the Quality and Quantity of Its Content Distribution

Private and Confidential | 29 29 • Source: company information, OMMAX analysis 123tv addressing all elements of the inspirational shopping experience Auction - thrill Home - shoppers Price play Live e - commerce Social commerce Limited offers Note: logos represent illustrative competitors in each addressed element 123tv Elements of inspirational shopping experience are central to IMPULSE’s DNA 123tv’s unique live auction model is built on core strengths LIVE AUCTION MODEL Trust Quality Service Simplicity Product Presentation Technology (state - of - the - art) Strengths Interaction Live experience Entertainment Excitement Variety of offers Maximize Entertainment Opportunities: Unique Competitive Position With its unique live auction model, 123tv differentiates itself from key competitors while addressing all elements of the inspirational shopping experience and thereby new target groups

Private and Confidential | 30 30 Maximize Entertainment Opportunities: Our growth strategy centers on leveraging iMedia’s assets to accelerate 123tv’s opportunities Leverage iMedia Brands Asset • Top performing Teleshopping brands • Purchasing conditions • Personalities • Existing content • Stock synergies Potential • Create international brands • Exclusivity on the European market • Unique position Next step • After the successful live broadcast Invicta in January, introduction of a monthly concept • 9 new formats in Q1 / 22 123auction SaaS Asset • 4 existing digital auction models • Fully automated • Scalable to x times • Parameterizable on time / quantity / price / bids • Web based control platform Potential • BtoB partner potentials, marketplaces, online stores, communities, overstock • Usable for products , service, vouchers etc. Next step • 123travel roll out summer 22 in USA 123geographic Asset • 4 existing digital auction models • Linear TV • Digital TV • Customer Interaction tools • Gamification features Potential • Europe; • Poland • Netherlands • Spain • UK • USA Next step • USA summer 22 123second channel Asset • Teleshopping Market leader in Food and Watches • Wide variety of content • Community management expertise Potential 123food channel • no Food Channel in Germany comparable to Food network in the USA • For the last 3 years, the TV market in Germany has exploded with cooking and baking competition shows. 123watch channel • €1.2B market volume per year Next step • 123food Q4 / 22

Private and Confidential | 31 31 Our 123tv team is entrepreneurial and disciplined Maximize Entertainment Opportunities:

Private and Confidential | 32 32 Maximize Entertainment Opportunities: Auction Formats Building on its unique live - auction format, 123tv introduced additional live and automated auction formats for TV and digital channels and is continuing to do so • Source: company information, OMMAX analysis [1] Price decreases until stock is finished and everyone pays the final price [2} Reverse auction model with time limit [ 3] Bids are not visible until the end of the auctions • [4] Bids are visible with time limit [5] Bids are visible to everyone throughout the auctions Automated Auction model Duration # of auctions in parallel Customer journey Interaction Description 123tv No Reverse [1] , Reverse Speed [2] Dynamic (producer) 1 TV, digital None Main channel on TV, reaching >40m households daily No 123tv+ Reverse Speed [2] Dynamic (producer) 1 Digital, social media Chat (in development) Digital equivalent to 123tv, streamed exclusively online Parallel auctions Fully Sealed bids [3] 15 Min. 3 Digital, TV None Website only automated auction in parallel to live stream Daily online auctions Fully (in development) Sealed bids [3] 24h 9 - 50 Digital, social media Voting Website only auctions with special daily offers Automated multi auctions Fully Reverse [1] 5 Min. 3 TV None Fully automated TV - only auction Open sales auctions [4] Fully (planned) Open bids [5] 24h 160 Digital, social media Bids Website only auctions with raising prices 123tv Format Automated Live TV Digital Digital TV

Private and Confidential | 33 33 825.7 836.0 Net revenue 776.3 774.9 50.7 60.6 126.1 153.3 FY 19 FY 20 Source: company information, Bundesanzeiger, Statista, OMMAX analysis [1] Ratio formed using 2019 employee and 2018 net revenue figures FY17 FY18 FY18 FY19 FY17 FY18 Financial Overview (€m) Headquarter Foundation Core market Employees 2004 Grünwald, DE DE, AT 123 (2020) 1986 (US) / 1996 (DE) West Chester, US / Düsseldorf, DE US, UK, DE, AT, FR, JP, IT, CN 2 0 , 4 00 (2019) 1995 Ismaning, DE DE, AT, CH, RU 1,190 (2019) 2001 Hanover, DE DE, AT, LU 157 (2018) Net revenue per employee (€m) 1.25 0.04 [1] 0.65 0.39 Result of highly efficient operations and high degree of automation at 123tv Maximize Entertainment Opportunities: Competitor Profiles

Private and Confidential | 34 34

Private and Confidential | 35 35 ▪ Middle - aged woman ▪ Comfortable with who she is ▪ Values home, family and relationships ▪ Spends her time at church and community events ▪ Appreciates flattering fit and value ▪ Willing to pay for quality Our Customer

Private and Confidential | 36 36 What Excites Her ▪ Change of seasons and how it influences her wardrobe ▪ Easy trends with classics and twists of fashion ▪ Feeling relevant for gatherings and events ▪ Fit consistency ▪ Exclusive prints

Private and Confidential | 37 37 What We Deliver ▪ Original patterns ▪ Consistent fit engineered to flatter all body shapes ▪ Wardrobe basics ▪ Touches of style with unique details ▪ Quality pieces at affordable prices ▪ Personalized service on multiple platforms

Private and Confidential | 38 38 TV Promotion Drives Omni - Channel Opportunities:

M I S S I O N We provide craftsmanship, utility and beauty for life’s adventures. V A L U E S We are family - focused, honest, straightforward and hard - working. PR O M I S E Life is calling. We’ll get you out there. 39

President Harding auto - camping with Henry Ford, Thomas Edison, Harvey Firestone, and others. – library of congress OUR PHILOSOPHY In 1905, John Willis Hulme began making tents for the U.S. military. He pulled, stretched, dyed, and sewed those tents by hand. The best tents in the world. Tents that lasted a lifetime. Driven by this passion and commitment for craftsmanship, he founded the company that still bears his name. Today, J.W. Hulme is a brand synonymous with high quality leather goods made by craftswomen and craftsmen the world over. Curated items you want. You need. Some you just have to have. Whether your aim is luxury, adventure, or hopefully some misadventure, the things you spend your money on are only as good as the hands who make them. If it was easy, everyone would do it. Lucky for us, they don’t. J.W. Hulme 40

Private and Confidential | 41 41 D E S T I N A T I O N E V E R Y W H E R E . From Avion, France to Bardstown Kentucky , we search for the finest craftsmen and craftswomen in the world to partner with us in our p assion to offer our customers the best products with authentic stories of craftsmanship . We capture our adventures and share them with our customers via our national television series, our retail stores, printed catalogs and digital platforms .

Private and Confidential | 42 42 42 D E S T I N A T I O N E V E R Y W H E R E . Our products reflect our beliefs . We are hard - working, honest, plain spoken, family focused, and true to our roots . Life Is Calling

Private and Confidential | 43 43 2022 Hero Product Roadmap for ShopHQ and Retail 2021 Top 5 Shaq Products on ShopHQ TV Promotion Drives Omni - Channel Opportunities: Our strategy is to stay the course with Shaq’s product roadmap and sales channel strategy

Private and Confidential | 44 Private and Confidential | 44 44 TV Video Production & Distribution Merchandising & Logistics Services Merchant Processing & Credit Services Digital Advertising with Value Added Services Customer Service & 3PL Services Production & Distribution of interactive video in television retailing, syndication, OTT, CTV, infomercials, and social, including non - fiction & fiction . Merchandising, planning and pricing services that include Design, Product Assortment Planning, Brand and Vendor Management, Logistics and Procurement . Merchant Processing, Sales Financing, Private Label Credit Card & Loyalty Programs . Credit & Collections . L eading video advertising platform monetizing 200 + million monthly users for its publishers by utilizing proprietary technologies, first - party customer data and managed value - added services to help publishers drive engagement, traffic and conversion . Order Management, Sales and Service, for phone, IVR, Web . Full suite of post click 3 PL services for B 2 B and clients . Media Commerce Services Our goal is to become a leading “single - source” online services provider to advertisers

Private and Confidential | 45 Private and Confidential | 45 45 $596B $518B $419B $171B $155B $153B $144B $77B $44B eCommerce Online Travel Booking Online Hotel Booking Video Streaming TV Advertising Programmatic Advertising Internet Services Telehealth OTT Services tCommerce $4.9T Total Addressable Market – EXPE, BKNG, NWSA, TDOC, ROKU use 2020 figures; AMZN, NFLX, TBLA, SHOP use 2021 figures; QRTE.A use 2022 figures Sources: See Appendix; Market Cap as of 1/28/2022 In 2019 our TAM was $44 billion. Today it is $7 Trillion. $ 2.6B MARKET CAP $ 20 B MARKET CAP $ 11 B MARKET CAP $ 13B MARKET CAP $ 110 B MARKET CAP $ 1.3 B MARKET CAP $ 171B MARKET CAP $ 26B MARKET CAP $ 99B MARKET CAP $ 1.5T MARKET CAP iMedia Overview Executing With A Competitive Advantage Travel auctions

Digital Advertising & Value-Added Services

What is different? First-Party Data. Cultural Priority For Growth. Strong Content Distributor Relationships.

iMDS

B TO B
RETAIL MEDIA EXCHANGE

iMDS utilizes its own proprietary technologies, now differentiated with iMedia's first-party customer shopping data and interactive video services to engage with Demand Side Platforms and Supply Side Platforms in mobile, desktop and OTT to maximize yield and create exposure to new first part demand.

B TO C
DIGITAL SHOPPING SITES

iMDS builds hyper-niche on-line content sites for consumers that answer the "what to buy" question for consumers shopping off-line and on-line. These sites are authoritative, one-stop companions to undecided shoppers around the world.

It's first site, 123travel.com, will be launched in the United States featuring 123tv's proprietary automated auction platform focused on disrupting the online travel marketplace

B TO B
VALUE ADDED SERVICES

iMDS offers fully-managed websites and OTT Apps to its publishers, which the publishers provide to their end-users. These consumer engagement portals include original content, news and entertainment, email, ID management, and TV everywhere.

Clients include Centurylink, Mediacom, Suddenlink, Cincinnati Bell, MLB, ABC, Vox and BuzzFeed.

46

Private and Confidential | 47 47 Matt Leardini President iMDS Matt Leardini was appointed President, iMedia Digital Services in January 2022 . Matt joined the Portal and Advertising segment in 2006 leading revenue, development, advertising products, yield management, publisher account management, and ad operations . Matt holds an MBA in Strategic Management from Niagara University and BS/BA in Management Information Systems from Bowling Green State University . Gabor Vida VP, Engagement Solutions iMDS Gabor Vida is the VP of Engagement Solutions, overseeing our Engagement Products and Operations portfolio . Prior to joining our Company, Gabor was the founder and CEO of an award - winning product consultancy, Teknision, which was acquitted by the Portal and Advertising segment in 2013 . Gabor holds an Advertising and Marketing Communications Management degree from Algonquin College . Bill Neff Chief Technology Officer iMDS Bill Neff is the CTO and leads the engineering and technology teams for iMDS . Prior to joining the Company, Bill led multiple on and off - shore teams in the development of consumer facing news, entertainment, streaming video, advertising and email applications . Bill holds a B . S Computer Science from Cornell University and a Masters of Computer Science from the University of Illinois at Urbana - Champaign . Katie Mika VP, Advertising Solutions iMDS Katie Mika is the VP, Advertising, overseeing ad products, ad operations, and yield functions for the organization . Prior to joining the Company, Katie held positions of increasing responsibility in product management, advertising operations and account management during a 15 - year tenure at Synacor . Katie holds a BA in Public Policy from the University of Buffalo . Keith Pieper VP, Retail Media Exchange iMDS Keith Pieper is the VP, Retail Media Exchange and leads the technology and data experience for iMDS . Prior to joining the Company, Keith worked in product and operations for brands, including SpotX, Sovern, Ameritrade, Microsoft, Universal McCann, DoubleClick, MatchLogic and Excite@Home . Keith holds a BS in Business Administration from Creighton University . Nick Fuest VP, Finance & Business Affairs iMDS Nick Fuest is the VP, Finance & Business Affairs where he leads the finance, accounting, and business intelligence teams for iMDS . Prior to joining our Company, Nick served multiple advertising strategy, operations, and finance roles with Synacor from 2007 to 2021 . Nick holds an MBA in Strategy and Operations and a BSC from Niagara University . Digital Advertising & Value - Added Services Our iMDS team is entrepreneurial and disciplined

Private and Confidential | 48 48 iMDS offers a proprietary end - to - end programmatic advertising exchange that connects demand partners to publisher ad inventory using machine learning technology to buy and sell ad inventory with a data - driven purpose . Publisher partners include Buzzfeed, Vox, Warner Media, Maven, WebMD, and MLB . Advertising partners include The Trade Desk, Magnite, Pubmatic, Xandr, and Unruly . Digital Advertising & Value - Added Services Our flagship product is Retail Media Exchange Ρ

Private and Confidential | 49 49 Today iMDS reaches over 78% of Adults in United States Digital Advertising & Value - Added Services Retail Media Exchange Ρ already has significant scale. Source: eMarketer comScore Media Metrix Ad Focus - December 2021

Private and Confidential | 50 Private and Confidential | 50 50 Customer Purchase Data Brand Advertisers Activate as Ads for Revenue Engagement ‘What to Buy’ pageview, ad view Interaction Searches, clicks, email, chat, messenger, viewership, add to cart Transaction Web or Tele Digital Advertising & Value - Added Services Our strategy is to scale Retail Media Exchange Ρ with iMedia first - party shopping data

Private and Confidential | 51 51 Websites OTT App product built for the most popular CTV devices, Smart TVs, and mobile devices. Compared to others on the market, Float Left offers more flexibility in designs and integrations, and we provide end - users a better overall experience. Websites and mobile apps as a service for customers who are seeking incremental revenue by further engaging their existing audience. Through a combination of personalization and curation, users are delivered a relevant mix of video and article content and shopping experiences to increase engagement and drive additional revenue. OTT App Solutions Digital Advertising & Value - Added Services Our strategy is to use Value - Added Services To Aggregate More Audiences

Private and Confidential | 52 52 iMDS has a direct revenue - sharing relationship with Google under which iMDS includes a Google - branded search tool on its Managed Portals When a consumer makes a search request using this tool, iMDS delivers it to Google, and Google returns search results that include advertiser - sponsored links If the consumer clicks on a sponsored link, Google receives payment from the sponsor of that link and shares a portion of that payment with iMDS, and in turn iMDS shares a portion of that payment with Publisher . Contract recently renewed ; Google has been Segment’s partner since 2004 Google Partnership Overview MONETIZATION & AD OPERATIONS Digital Advertising & Value - Added Services Our strategy is to monetize our audiences with strong advertising operations and partners.

Private and Confidential | 53 Private and Confidential | 53 53 Digital Advertising & Value - Added Services Our strategy is to build and promote compelling digital shopping brands

Private and Confidential | 54 Private and Confidential | 54 54 Digital Advertising & Value - Added Services Our strategy is to attract new digital publishers using ShopHQ’s unique demand

Private and Confidential | 55 Private and Confidential | 55 55 Personalization & Optimization Engine Interactive Video Holistic Customer Profile (HH & User) Content eCommerce Purchases Content Consumption Call Center Media Commerce Services Programmatic OTT Content What to Buy Web Portals Engagement AI & ML Profiling Targeting Measurement Fragmented customer view Single Customer View Siloed Channel Activation Omnichannel activation Commodity ad inventory unique ad inventory 84 MM Homes Interactive TV Ads Abandoned Shopping Carts 200 million users’ Website content visits 200 million users’ Ad response Digital Advertising & Value - Added Services Our strategy is to improve ShopHQ’s digital marketing performances

Private and Confidential | 56 Private and Confidential | 56 56

Private and Confidential | 57 Private and Confidential | 57 57 Appendix Financial Information Source Reference

Q4 2021 – Reconciliation of Net Loss to Adjusted EBITDA

IMEDIA BRANDS, INC.
AND SUBSIDIARIES
Reconciliation of Net tLoss to Adjusted EBITDA
(Unaudited)
(in thousands)

	For the Three-Month Period Ended January 29, 2022			
	Entertainment	Consumer Brands	Media Commerce Services	Consolidated
Net Loss				$ (4,976)
Adjustments:				
Depreciation and Amortization				11,003
Interest, net				5,072
Tax				65
EBITDA (as defined)	$ 8,174	$ 1,716	$ 1,274	$ 11,164
A reconciliation of EBITDA to Adjusted EBITDA is as follows:				
EBITDA (as defined)	$ 8,174	$ 1,716	$ 1,274	$ 11,164
Adjustments:				
Transaction, Settlement and Integration costs, net (a)	1,319	291	470	2,080
Costs related to Kentucky Tornado	429	-	-	429
Non-Cash Share-Based Compensation	935	-	-	935
Adjusted EBITDA	$ 10,857	$ 2,007	$ 1,744	$ 14,608

	For the Three-Month Period Ended January 30, 2021			
	Entertainment	Consumer Brands	Media Commerce Services	Consolidated
Net Loss				$ (2,712)
Adjustments:				
Depreciation and Amortization				8,281
Interest, net				1,316
Tax				15
EBITDA (as defined)	$ 6,943	$ (166)	$ 123	$ 6,900
A reconciliation of EBITDA to Adjusted EBITDA is as follows:				
EBITDA (as defined)	$ 6,943	$ (166)	$ 123	$ 6,900
Adjustments:				
Transaction, Settlement and Integration costs, net (a)	314	-	-	314
Non-Cash Share-Based Compensation	733	-	-	733
Restructuring Costs	451	-	-	451
Adjusted EBITDA	$ 8,442	$ (166)	$ 123	$ 8,398

Adjusted EBITDA

EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines adjusted EBITDA as EBITDA excluding non-operating gains (losses); executive and management transition costs; one-time customer concessions; restructuring costs; non-cash impairment charges and write downs; transaction, settlement, and integration costs, net; rebranding costs; and non-cash share-based compensation expense. The Company has included the "adjusted EBITDA" measure in its EBITDA reconciliation in order to adequately assess the operating performance of its television and online businesses and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that the adjusted EBITDA measure allows investors to make a meaningful comparison between its business operating results over different periods of time with those of other similar companies. In addition, management uses adjusted EBITDA as a metric to evaluate operating performance under the Company's management and executive incentive compensation programs. EBITDA and adjusted EBITDA are both non-GAAP measures and should not be construed as an alternative to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with generally accepted accounting principles ("GAAP") and should not be construed as a measure of liquidity. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net income (loss) to adjusted EBITDA in this release.

(a) Transaction, settlement and integration costs for the three and twelve-month periods ended January 30, 2021 include banking fees, legal costs, accounting and tax consulting costs, other direct transaction costs and integration costs related to the TheCloseOut.com Joint Venture transaction and the Christopher and Banks, Synacor Advertising and Portal and 123tv acquisitions. Transaction, settlement and integration costs for the three and twelve-month periods ended January 30, 2021 include consulting fees incurred to explore additional loan financings, settlement costs, professional fees related to the TheCloseOut.com transaction, and incremental COVID-19 related legal costs.

58

58

Full Year 2021 – Reconciliation of Net Loss to Adjusted EBITDA

IMEDIA BRANDS, INC.
AND SUBSIDIARIES
Reconciliation of Net Loss to Adjusted EBITDA
(Unaudited)
(in thousands)

For the Twelve-Month Period Ended January 29, 2022	Entertainment	Consumer Brands	Media Commerce Services	Consolidated
Net Loss				$ (21,946)
Adjustments:				
Depreciation and Amortization				38,567
Interest, net				11,194
Tax				110
EBITDA	$ 22,667	$ 3,391	$ 1,868	$ 27,925
A reconciliation of EBITDA to Adjusted EBITDA is as follows:				
EBITDA (as defined)	$ 22,667	$ 3,391	$ 1,868	$ 27,925
Adjustments:				
Transaction, Settlement and Integration costs, net (a)	3,689	2,304	1,843	7,837
Costs related to Kentucky Tornado	429	-	-	429
One-Time Customer Concessions	341	-	-	341
Loss on Debt Extinguishment	663	-	-	663
Non-Cash Share-Based Comp	3,320	-	-	3,320
Restructuring Costs	625	8	-	634
Adjusted EBITDA	$ 31,735	$ 5,703	$ 3,711	$ 41,149

For the Twelve-Month Period Ended January 30, 2021	Entertainment	Consumer Brands	Media Commerce Services	Consolidated
Net Loss				$ (13,234)
Adjustments:				
Depreciation and Amortization				27,978
Interest, net				5,234
Tax				60
EBITDA	$ 21,315	$ (1,472)	$ 195	$ 20,038
A reconciliation of EBITDA to Adjusted EBITDA is as follows:				
EBITDA (as defined)	$ 21,315	$ (1,472)	$ 195	$ 20,038
Adjustments:				
Transaction, Settlement and Integration costs, net (a)	1,200	-	-	1,200
Non-Cash Share-Based Comp	1,960	-	-	1,960
Restructuring Costs	715	-	-	715
Adjusted EBITDA	$ 25,190	$ (1,472)	$ 195	$ 23,913

Adjusted EBITDA

EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines adjusted EBITDA as EBITDA excluding non-operating gains (losses); executive and management transition costs; one-time customer concessions; restructuring costs; non-cash impairment charges and write downs; transaction, settlement, and integration costs, net; rebranding costs; and non-cash share-based compensation expense. The Company has included the "adjusted EBITDA" measure in its EBITDA reconciliation in order to adequately assess the operating performance of its television and online businesses and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that the adjusted EBITDA measure allows investors to make a meaningful comparison between its business operating results over different periods of time with those of other similar companies. In addition, management uses adjusted EBITDA as a metric to evaluate operating performance under the Company's management and executive incentive compensation programs. EBITDA and adjusted EBITDA are both non-GAAP measures and should not be construed as an alternative to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with generally accepted accounting principles ("GAAP") and should not be construed as a measure of liquidity. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net income (loss) to adjusted EBITDA in this release.

(a) Transaction, settlement and integration costs for the three and twelve-month periods ended January 30, 2021 include banking fees, legal costs, accounting and tax consulting costs, other direct transaction costs and integration costs related to the TheCloseOut.com Joint Venture transaction and the Christopher and Banks, Synacor Advertising and Portal and 123tv acquisitions. Transaction, settlement and integration costs for the three and twelve-month periods ended January 30, 2021 include consulting fees incurred to explore additional loan financings, settlement costs, professional fees related to the TheCloseOut.com transaction, and incremental COVID-19 related legal costs.

59

59

Q3 2021 – Reconciliation of Net Loss to Adjusted EBITDA

iMEDIA BRANDS, INC.
AND SUBSIDIARIES
Reconciliation of Net Income (Loss) Attributable to Shareholders to Adjusted EBITDA:
(Unaudited)
(in thousands)

	For the Three-Month Period Ended October 30, 2021			For the Three-Month Period Ended October 31, 2020		
	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated
Net income (loss) attributable to shareholders			$ (9,492)			$ (4,748)
Adjustments:						
Depreciation and amortization			10,677			8,952
Interest income			(85)			(1)
Interest expense			3,551			1,339
Income taxes			15			15
EBITDA (as defined)	$ 3,435	$ 1,231	$ 4,666	$ 6,315	$ (758)	$ 5,557
A reconciliation of EBITDA to Adjusted EBITDA is as follows:						
EBITDA (as defined)	$ 3,435	$ 1,231	$ 4,666	$ 6,315	$ (758)	$ 5,557
Adjustments:						
Transaction, settlement and integration costs, net (a)	2,207	1,630	3,837	312	-	312
Restructuring costs	625	7	632	55	-	55
Non-cash share-based compensation expense	949	-	949	504	-	504
Loss on Debt Extinguishment	9	-	9	-	-	-
Adjusted EBITDA	$ 7,225	$ 2,868	$ 10,093	$ 7,186	$ (758)	$ 6,428

Adjusted EBITDA

EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines adjusted EBITDA as EBITDA excluding non-operating gains (losses); executive and management transition costs; one-time customer concessions; restructuring costs; non-cash impairment charges and write downs; transaction, settlement, and integration costs, net; rebranding costs; and non-cash share-based compensation expense. The Company has included the "adjusted EBITDA" measure in its EBITDA reconciliation in order to adequately assess the operating performance of its television and online businesses and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that the adjusted EBITDA measure allows investors to make a meaningful comparison between its business operating results over different periods of time with those of other similar companies. In addition, management uses adjusted EBITDA as a metric to evaluate operating performance under the Company's management and executive incentive compensation programs. EBITDA and adjusted EBITDA are both non-GAAP measures and should not be construed as an alternative to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with generally accepted accounting principles ("GAAP") and should not be construed as a measure of liquidity. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net income (loss) to adjusted EBITDA in this release.

60

Q2 2021 – Reconciliation of Net Loss to Adjusted EBITDA

iMEDIA BRANDS, INC.
AND SUBSIDIARIES
Reconciliation of Net Income (Loss) Attributable to Shareholders to Adjusted EBITDA:
(Unaudited)
(in thousands)

	For the Three-Month Period Ended July 31, 2021			For the Three-Month Period Ended August 1, 2020		
	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated
Net income (loss) attributable to shareholders			$ (4,249)			$ 1,054
Adjustments:						
Depreciation and amortization			8,572			7,840
Interest income			(39)			-
Interest expense			1,381			1,402
Income taxes			15			15
EBITDA (as defined)	$ 4,948	$ 722	$ 5,680	$ 11,427	$ (1,116)	$ 10,311
A reconciliation of EBITDA to Adjusted EBITDA is as follows:						
EBITDA (as defined)	$ 4,948	$ 722	$ 5,680	$ 11,427	$ (1,116)	$ 10,311
Adjustments:						
Transaction, settlement and integration costs, net (a)	40	1,180	1,220	315	-	315
Non-cash share-based compensation expense	758	-	758	109	-	109
Loss on Debt Extinguishment	654	-	654	-	-	-
Adjusted EBITDA	$ 6,400	$ 1,902	$ 8,312	$ 11,851	$ (1,116)	$ 10,734

Adjusted EBITDA

EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines adjusted EBITDA as EBITDA excluding non-operating gains (losses); executive and management transition costs; one-time customer concessions; restructuring costs; non-cash impairment charges and write downs; transaction, settlement, and integration costs, net; rebranding costs; and non-cash share-based compensation expense. The Company has included the "adjusted EBITDA" measure in its EBITDA reconciliation in order to adequately assess the operating performance of its television and online businesses and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that the adjusted EBITDA measure allows investors to make a meaningful comparison between its business operating results over different periods of time with those of other similar companies. In addition, management uses adjusted EBITDA as a metric to evaluate operating performance under the Company's management and executive incentive compensation programs. EBITDA and adjusted EBITDA are both non-GAAP measures and should not be construed as an alternative to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with generally accepted accounting principles ("GAAP") and should not be construed as a measure of liquidity. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net income (loss) to adjusted EBITDA in this release.

61

Q1 2021 – Reconciliation of Net Loss to Adjusted EBITDA

iMEDIA BRANDS, INC.
AND SUBSIDIARIES
Reconciliation of Net Loss Attributable to Shareholders to Adjusted EBITDA:
(Unaudited)
(in thousands)

	For the Three-Month Period Ended May 1, 2021			For the Three-Month Period Ended May 2, 2020		
	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated
Net loss attributable to shareholders			$ (3,227)			$ (6,828)
Adjustments:						
Depreciation and amortization			8,317			2,905
Interest income			(1)			(1)
Interest expense			1,313			1,179
Income taxes			15			15
EBITDA (as defined)	$ 5,956	$ 461	$ 6,417	$ (1,063)	$ (1,667)	$ (2,730)

	ShopHQ	Emerging	Consolidated	ShopHQ	Emerging	Consolidated
A reconciliation of EBITDA to Adjusted EBITDA is as follows:						
EBITDA (as defined)	$ 5,956	$ 461	$ 6,417	$ (1,063)	$ (1,667)	$ (2,730)
Adjustments:						
Restructuring costs	-	-	-	209	-	209
One-time customer concessions	341	-	341			
Transaction, settlement and integration costs, net (a)	124	576	700	259	-	259
Non-cash share-based compensation expense	678	-	678	615	-	615
Adjusted EBITDA	$ 7,099	$ 1,037	$ 8,136	$ 20	$ (1,667)	$ (1,647)

Adjusted EBITDA

EBITDA represents net income (loss) for the respective periods excluding depreciation and amortization expense, interest income (expense) and income taxes. The Company defines adjusted EBITDA as EBITDA excluding non-operating gains (losses); executive and management transition costs; one-time customer concessions; restructuring costs; non-cash impairment charges and write downs; transaction, settlement, and integration costs, net; rebranding costs; and non-cash share-based compensation expense. The Company has included the "adjusted EBITDA" measure in its EBITDA reconciliation in order to adequately assess the operating performance of its television and online businesses and in order to maintain comparability to its analyst's coverage and financial guidance, when given. Management believes that the adjusted EBITDA measure allows investors to make a meaningful comparison between its business operating results over different periods of time with those of other similar companies. In addition, management uses adjusted EBITDA as a metric to evaluate operating performance under the Company's management and executive incentive compensation programs. EBITDA and adjusted EBITDA are both non-GAAP measures and should not be construed as an alternative to operating income (loss), net income (loss) or to cash flows from operating activities as determined in accordance with generally accepted accounting principles ("GAAP") and should not be construed as a measure of liquidity. Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of the comparable GAAP measure, net income (loss) to adjusted EBITDA in this release.

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Private and Confidential | 60 Private and Confidential | 60 60 Full Year 2022 – Reconciliation of Net Income/(Loss) to Adjusted EBITDA 60 We are unable to reconcile our full year projected 2022 adjusted EBITDA to our full year projected 2022 net income/(loss) because we are unable to predict the 202 2 impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates and because we are unable to pr edict the occurrence or impact of any acquisitions, divestitures or other structural changes. Therefore, we are unable to provide a reconciliation of the forecasted financial measures to the most comparable GAAP measure without unreasonable efforts.

Private and Confidential | 61 61 ▪ Amazon Total Addressable Market, Statista, Worldwide Retail e - Commerce Sales from 2014 to 2025 – https://www.statista.com/statistics/379046/worldwide - retail - e - commerce - sales/ ▪ Expedia Total Addressable Market, Global Newswire, Research and Markets - Global $595.8 Billion Online Travel Agent Market Analys is, Opportunities and Strategies 2015 - 2019 & 2020 - 2030 – https://www.globenewswire.com/news - release/2020/11/18/2128883/0/en/Global - 595 - 8 - Billion - Online - Travel - Agent - Market - Analysis - Oppo rtunities - and - Strategies - 2015 - 2019 - 2020 - 2030.html ▪ Roku Total Addressable Market, Global Newswire, Report Linker - Global OTT Devices and Services Market to Reach $217.5 Billion b y the Year 2026 – https://www.globenewswire.com/news - release/2021/11/10/2331430/0/en/Global - OTT - Devices - and - Services - Market - to - Reach - 217 - 5 - Billion - by - the - Year - 2026.html#:~:text=The%20OTT%20Devices%20and%20Services,share%20in%20the%20global%20market ▪ Netflix Total Addressable Market, Global Newswire, Fortune Business Insights - Video Streaming Market Share to Touch USD 932.29 B illion by 2028; Video Streaming Market Size 2021 to 2028 – https://www.globenewswire.com/news - release/2021/12/15/2352238/0/en/Video - Streaming - Market - Share - to - Touch - USD - 932 - 29 - Billion - by - 2 028 - Video - Streaming - Market - Size - 2021 - to - 2028.html Netflix ▪ Tabooola Total Addressable Market, Statista, Global programmatic advertising spending from 2017 to 2021 – https://www.statista.com/statistics/275806/programmatic - spending - worldwide/#:~:text=According%20to%20recent%20estimates%2C%20programmatically,of%20the%20global%20programmatic%20spending ▪ News Corp Total Addressable Market, Statista, Estimated revenue of the U.S. broadcasting industry from 2005 to 2020 – https://www.statista.com/statistics/184176/estimated - revenue - of - the - us - broadcasting - industry - since - 2005/#:~:text=In%202020%2C%20the%20American%20broadcasting,billion%20U.S.%20dollars%20in%202019 ▪ QVC Total Addressable Market, IBIS World, Direct Selling Companies in the US - Market Size 2005 – 2027 – https://www.ibisworld.com/industry - statistics/market - size/direct - selling - companies - united - states/ ▪ Shopify Total Addressable Market, Seeking Alpha, e - Commerce software application market revenues worldwide from 2019 to 2025 – https://seekingalpha.com/article/4472477 - shopify - will - likely - underperform - the - market - in - the - next - decade ▪ Teladoc Total Addressable Market, Global Newswire, Fortune Business Insights - Global Telehealth Market Size [2021 - 2028] | to Reac h USD 636.38 Billion and Exhibit a CAGR of 32.1% – https://www.globenewswire.com/news - release/2021/10/25/2319618/0/en/Global - Telehealth - Market - Size - 2021 - 2028 - to - Reach - USD - 636 - 38 - B illion - and - Exhibit - a - CAGR - of - 32 - 1.html ▪ Bookings.com Total Addressable Market, Statista, Online travel market – Statistics & Facts – https://www.statista.com/topics/2704/online - travel - market/ Appendix – TAM Sources